SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K


                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): November 22, 1996


                            MORTON INTERNATIONAL, INC.
                (Exact Name of Registrant as Specified in Charter)


                Indiana               1-10270           36-3640053
            (State or Other         (Commission        (IRS Employer
            Jurisdiction of        File Number)     Identification No.)
             Incorporation)

         100 North Riverside Plaza, Chicago, Illinois         60606
            (Address of Principal Executive Offices)        (Zip Code)


                                  (312) 807-2421
               (Registrant's telephone number, including area code)



         ITEM 5.   OTHER EVENTS.

                   On November 22, 1996, Morton International, Inc. (the "Company") and First Chicago Trust Company of New York, a New York corporation ("First Chicago"), entered into Amendment No. 2 (the "Amendment") to the Rights Agreement, dated as of June 12, 1989, between the Company and First Chicago, as Rights Agent (as amended, the "Rights Agreement"). All capitalized terms used below and not defined herein have the meanings ascribed to them in the Rights Agreement.

                   The Amendment provides, among other things, that none of Autoliv AB, a corporation organized under the laws of the Kingdom of Sweden ("Autoliv"), Autoliv, Inc., a newly-formed Delaware corporation ("New Autoliv"), ASP Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of New Autoliv ("Merger Sub"), nor any Associate or Affiliate of Autoliv, New Autoliv or Merger Sub, shall be deemed to be an Acquiring Person as a result of (a) the execution and delivery of the Combination Agreement, dated as of November 25, 1996, among Autoliv, New Autoliv, Merger Sub and the Company, as it may be amended or supplemented from time to time (the "Combination Agreement"), or (b) the transactions contemplated by the Combination Agreement.

                   The Amendment also provides that Section 13 of the Rights Agreement shall not apply (a) to the merger of Merger Sub with and into the Company (the "Autoliv Merger") pursuant to the Combination Agreement or the proposed distribution (the "Distribution") by the Company of the shares of common stock, par value $1.00 per share, of a wholly-owned subsidiary of the Company to be formed prior to the Distribution ("New Morton") or (b) as a result of the execution and delivery of the Combination Agreement or the Distribution Agreement to be entered into between the Company and New Morton (the "Distribution Agreement") or the transactions contemplated by the Combination Agreement or the Distribution Agreement.

                   The Amendment also provides that the Final Expiration Date, as defined in the Rights Agreement, shall be July 1, 1999, or, if earlier, the date immediately prior to the consummation of the Autoliv Merger. The Amendment further provides that for purposes of Section 24(a) of the Rights Agreement, none of Autoliv, New Autoliv, Merger Sub, nor any Associate or Affiliate of Autoliv, New Autoliv or Merger Sub, shall be deemed to be the Beneficial Owner of 50% or more of the Common Shares as a result of (a) the execution and delivery of the Combination Agreement or (b) the transactions contemplated by the Combination Agreement.

                   The foregoing summary description of the Amendment is qualified in its entirety by reference to the full text of the

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         Amendment, originally filed as Exhibit 1 to the Registration
         Statement on Form 8-A/A of the Company, dated December 3, 1996, which is hereby incorporated herein by reference.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c)  Exhibits


                   1. Amendment No. 2, dated as of November 22, 1996, to the Rights Agreement, as amended, between Morton International, Inc. and First Chicago Trust Company of New York, as Rights Agent. (Originally filed as Exhibit 1 to the Registration Statement on Form 8-A/A of Morton International, Inc., dated December 3, 1996)



                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORTON INTERNATIONAL, INC.


         Date:  December 3, 1996       By: /s/ P. Michael Phelps
                                          Name:  P. Michael Phelps
                                          Title: Vice President
                                                   and Secretary













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                                    EXHIBIT INDEX


          Exhibit No.   Description of Document         Location


              1.        Amendment No. 2, dated as of    Filed as Exhibit 1
                        November 22, 1996, to the       to Form 8-A/A, dated
                        Rights Agreement, as amended,   December 3, 1996
                        between Morton International,
                        Inc. and First Chicago Trust
                        Company of New York, as Rights
                        Agent. (Incorporated herein by
                        reference)















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